Exhibit 99.1

National Reports Earnings for Second Quarter Fiscal 2005



News Media:                             Financial:
Jeff Weir                               Jennifer Stratiff
National Semiconductor                  National Semiconductor
(408) 721-5199                          (408) 721-5007
jeff.weir@nsc.com                       invest.group@nsc.com

National Semiconductor Reports $80 Million Profit,
50.6% Gross Margin for Second Quarter Fiscal 2005

  o  Q2 revenues were $448.9 million, down 18% from Q1 and 5% from Q2FY04
  o  GAAP earnings are 21 cents per share, up from 17 cents a year ago
  o  Q2 earnings included 3 cents per share in special gains and credits
  o  Revenue outlook for Q3 of fiscal 2005 is flat to slightly down

SANTA CLARA, CALIF., December 9, 2004 - National Semiconductor Corporation (NYSE:NSM) today reported a GAAP profit of $80 million, or 21 cents per share, on revenues of $448.9 million for the second quarter of fiscal 2005, which ended November 28, 2004. National's second quarter 2005 results included $8.8 million in a special gain from the sale of assets and a $4.2 million benefit from the resolution of a tax matter. Without these two items, National's Q2 earnings would have been approximately 18 cents per share.

National's second quarter sales were 5 percent lower than Q2 of fiscal 2004, when the Company reported sales of $473.5 million and earnings of 17 cents per share. (Historical per share amounts have been adjusted for the Company's 2-for-1 stock split that occurred in May 2004.) Sequentially, National's Q2 revenues decreased 18 percent from the Q1 revenues of $548 million, which generated earnings of 31 cents per share.

Second quarter gross margin was 50.6 percent, down from 55 percent in the first quarter, but higher than the 50.1 percent recorded in last year's second quarter. The sequentially lower gross margin was primarily due to reduced production volume as the Company lowered its fab capacity utilization percentage from the mid-90s to the mid-60s.

"Obviously, revenues fell significantly in Q2 as we dealt with ongoing inventory reductions in the distribution channel," said Brian L. Halla, National's chairman, president and CEO. "But with our focus on higher-value analog products and by controlling costs, we were able to keep gross margins above 50 percent in Q2. I am also pleased that, even with lower year-over-year revenues, we were able to increase earnings per share. This reinforces that our business model is working."

Bookings Declined in Q2

National's Q2 worldwide bookings declined 16 percent from Q1 and 31 percent compared to last year's fiscal second quarter. Orders decreased broadly across National's varied product lines as distributors and OEM customers continued their efforts to reduce inventory levels and adjust backlog heading into the post-holiday period. In particular, the Company experienced slower order rates from various Asian wireless handset customers and flat-panel display customers. However, orders for portable power management products were the most positive development with over 25 percent growth year-to-year and flat sequentially. This year-to-year growth was driven primarily by portable power management applications such as mobile phone handsets, MP3 players and game systems. Total Company billings exceeded bookings in Q2.

Outlook for Q3, FY2005
National Semiconductor anticipates Q3 revenues to be flat or slightly down compared to Q2 levels. Gross margin percentage is anticipated to be similar to Q2's gross margin.

"Most of the inventory reductions in the distribution channel are behind us," Halla said. "That, combined with the typical seasonality we see from our major OEM customers, is why we are guiding that third-quarter revenues will be flat to slightly down from the second quarter."

Special Note

This release contains forward-looking statements dependent on a number of risks and uncertainties pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These factors include, but are not restricted to, new orders received and shipped during the quarter, the degree of factory utilization, the sale of inventories at existing prices, and the ramp up of recently introduced products. Other risk factors are included in the Company's 10-K for the year ended May 30, 2004 (see Outlook and Risk Factors sections of Management's Discussion and Analysis of Financial Conditions and Results of Operations) and the 10-Q for the quarter ended August 29, 2004.



                                   -- more --
Summary of Results
                                      For 3 months ended     For 3 months ended
                                      November 29, 2004      November 23, 2003

Net sales                             $448.9 million         $473.5 million

Net income                            $80.0 million          $65.8 million

Earnings per share                    $0.21                  $0.17

Net income excluding a special gain
and tax benefit in fiscal 2005 and
special charges in fiscal 2004        $68.8 million          $71.1 million

Earnings per share excluding a
special gain and tax benefit in
fiscal 2005 and special charge in
fiscal 2004                           $0.18                  $0.18


About National Semiconductor
National Semiconductor, the industry's premier analog company, creates high performance analog devices and subsystems. National's leading-edge products include power management circuits, display drivers, audio and operational amplifiers, communication interface products and data conversion solutions. National's key markets include wireless handsets, displays, PCs and laptops. The company's analog products are also optimized for numerous applications in a variety of electronics markets, including medical, automotive, industrial, and test and measurement. Headquartered in Santa Clara, California, National reported sales of $1.98 billion for fiscal 2004, which ended May 30, 2004. Additional company and product information is available at www.national.com.

                                      # # #

NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(in millions, except per share amounts)

                                                          Three Months Ended             Six Months Ended
                                                       --------------------------     -------------------------

                                                       Nov. 28,      Nov. 23,         Nov. 28,     Nov. 23,
                                                          2004         2003              2004         2003
                                                       ------------ -------------     ------------ ------------


  Net sales                                               $ 448.9      $ 473.5           $ 996.9      $ 898.3
  Operating costs and expenses:
    Cost of sales                                           221.9        236.5             468.3        460.9
    Research and development                                 82.1         84.3             167.8        177.5
    Selling, general and administrative                      63.9         71.7             131.7        139.0
    Special items - (Income) expense                         (9.6)         6.7              (9.9)        11.3
                                                       ------------ -------------     ------------ ------------

  Total operating costs and expenses                        358.3        399.2             757.9        788.7
                                                       ------------ -------------     ------------ ------------

  Operating income                                           90.6         74.3             239.0        109.6
  Interest income, net                                        3.5          2.5               6.1          5.6
  Other expense, net                                         (1.2)        (2.0)             (3.2)        (4.5)
                                                       ------------ -------------     ------------ ------------

  Income before taxes and cumulative effect
    of a change in accounting principle                      92.9         74.8             241.9        110.7
  Income tax expense                                         12.9          9.0              44.2         13.3
                                                       ------------ -------------     ------------ ------------


  Income before cumulative effect of a
    change in accounting principle                           80.0         65.8             197.7         97.4
  Cumulative effect of a change in accounting
    principle including tax effect of $0.2 million            -            -                 -           (1.9)
                                                       ------------ -------------     ------------ ------------

  Net income                                             $   80.0     $   65.8         $   197.7     $   95.5
                                                       ============ =============     ============ ============

  Earnings per share:
  Income before cumulative effect of a change
    in accounting principle:
       Basic                                             $  0.22      $  0.18           $  0.55     $   0.27
       Diluted                                           $  0.21      $  0.17           $  0.52     $   0.25

  Net income:
       Basic                                             $  0.22      $  0.18           $  0.55     $   0.26
       Diluted                                           $  0.21      $  0.17           $  0.52     $   0.25

  Selected income statement ratios as a percentage of sales
       Gross margin                                        50.6%        50.1%             53.0%        48.7%
       Research and development                            18.3%        17.8%             16.8%        19.8%
       Selling, general and administrative                 14.2%        15.1%             13.2%        15.5%
       Net income                                          17.8%        13.9%             19.8%        10.6%
       Effective tax rate                                  13.9%        12.0%             18.3%        12.0%


                                                 -- more --
NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS  (Unaudited)
(in millions)

                                                                      Nov. 28,                        May 30,
                                                                        2004                           2004
                                                                 --------------------            -------------------

   ASSETS
   Current assets:
      Cash and cash equivalents                                           $   751.1                      $   642.9
      Short-term marketable investments                                       139.0                          139.3
      Receivables                                                             148.3                          198.9
      Inventories                                                             201.2                          200.1
      Other current assets                                                     65.5                           64.6
                                                                 --------------------            -------------------

      Total current assets                                                  1,305.1                        1,245.8

   Net property, plant and equipment                                          677.4                          699.6
   Goodwill                                                                   173.3                          173.3
   Deferred tax assets                                                         73.3                           73.3
   Other assets                                                               101.1                           88.4
                                                                 --------------------            -------------------

   Total assets                                                            $2,330.2                       $2,280.4
                                                                 ====================            ===================

   LIABILITIES AND SHAREHOLDERS' EQUITY
   Current liabilities:
      Current portion of long-term debt                                  $      -                       $     22.1
      Accounts payable                                                         83.3                          141.0
      Accrued expenses                                                        181.6                          234.8
      Income taxes payable                                                     54.3                           63.4
                                                                 --------------------            -------------------

      Total current liabilities                                               319.2                          461.3

   Long-term debt                                                              22.1                            -
   Other noncurrent liabilities                                               140.8                          138.6
                                                                 --------------------            -------------------

      Total liabilities                                                       482.1                          599.9
                                                                 --------------------            -------------------

   Commitments and contingencies

   Shareholders' equity:
      Common stock                                                            177.7                          178.8
      Additional paid-in capital                                            1,008.0                        1,030.1
      Retained earnings                                                       750.6                          560.0
      Accumulated other comprehensive loss                                    (88.2)                         (88.4)
                                                                 --------------------            -------------------

      Total shareholders' equity                                            1,848.1                        1,680.5
                                                                 --------------------            -------------------
   Total liabilities and shareholders' equity                              $2,330.2                       $2,280.4
                                                                 ====================            ===================




                                                 -- more --
NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in millions)



                                                                                     Six Months Ended
                                                                           --------------------------------------
                                                                               Nov. 28,               Nov. 23,
                                                                                 2004                   2003
                                                                           ---------------         --------------


      Cash flows from operating activities:
      Net income                                                                $  197.7                $  95.5
      Adjustments to reconcile net income with net cash
        provided by operating activities:
         Cumulative effect of a change in accounting principle                       -                      1.9
         Depreciation and amortization                                              98.7                  107.3
         Gain on investments                                                        (0.6)                  (3.0)
         Share in net losses of equity-method investments                            3.4                    7.7
         Tax benefit associated with stock options                                   3.9                    -
         Loss on disposal of equipment                                               0.7                    2.2
         Noncash special items                                                      (8.3)                   4.5
         Other, net                                                                  -                      2.4
         Changes in certain assets and liabilities, net:
            Receivables                                                             52.3                  (21.4)
            Inventories                                                             (1.2)                 (29.7)
            Other current assets                                                    (1.4)                  (6.3)
            Accounts payable and accrued expenses                                 (106.2)                 (14.6)
            Income taxes payable                                                    (9.1)                   5.0
            Other noncurrent liabilities                                             2.2                   11.1
                                                                           ---------------         --------------


      Net cash provided by operating activities                                    232.1                  162.6
                                                                           ---------------         --------------


      Cash flows from investing activities:
      Purchase of property, plant and equipment                                    (73.8)                 (86.1)
      Sale and maturity of available-for-sale securities                             -                    314.0
      Purchase of available-for-sale securities                                      -                   (386.7)
      Sale of investments                                                            0.6                    7.2
      Sale of business                                                              10.0                    -
      Security deposits on leased equipment                                        (12.9)                   -
      Investment in nonpublicly traded companies                                    (0.4)                  (1.7)
      Funding of benefit plan                                                       (6.6)                  (4.5)
      Other, net                                                                     -                      1.1
                                                                           ---------------         --------------


      Net cash used by investing activities                                        (83.1)                (156.7)
                                                                           ---------------         --------------


      Cash flows from financing activities:
      Payment on software license obligations                                      (12.2)                 (12.9)
      Repayment of debt                                                              -                     (1.8)
      Issuance of common stock                                                      46.3                  120.1
      Purchase and retirement of treasury stock                                    (74.9)                (400.0)
                                                                           ---------------         --------------

      Net cash used by financing activities                                        (40.8)                (294.6)
                                                                           ---------------         --------------


      Net change in cash and cash equivalents                                      108.2                 (288.7)
      Cash and cash equivalents at beginning of period                             642.9                  802.2
                                                                           ---------------         --------------


      Cash and cash equivalents at end of period                                 $ 751.1                $ 513.5
                                                                           ===============         ==============



                                                   -- more --
PART I.  FINANCIAL INFORMATION
EARNINGS PER SHARE (Unaudited)
(in millions, except per share amounts)



                                                            Three Months Ended             Six Months Ended
                                                         ---------------------------    -------------------------

                                                           Nov. 28,     Nov. 23,        Nov. 28,     Nov. 23,
                                                             2004          2003            2004         2003
                                                         -------------- ------------    ------------ ------------

Earnings per share:
         Basic                                           $  0.22       $  0.18          $  0.55      $  0.26
         Diluted                                         $  0.21       $  0.17          $  0.52      $  0.25

Net income used in basic and diluted
         earnings per share calculation                  $  80.0       $  65.8          $  197.7     $  95.5

Weighted-average shares:
         Basic                                            356.0         360.2            356.7        364.6
         Diluted                                          374.2         391.0            378.0        387.4



NOTES TO FINANCIAL STATEMENTS:
(in millions, except per share amounts)

Reconciliation of net income as reported to net income excluding a special gain and tax benefit in fiscal 2005 and special charges in fiscal 2004:


                                                                        Three Months Ended
                                                               --------------------------------------

                                                                     Nov. 28,           Nov. 23,
                                                                       2004               2003
                                                               ------------------- ------------------
   Net income as reported                                            $    80.0           $    65.8
   (Deduct) add:
       Special (gain) and charges, net of tax effect of
          $1.8 million in fiscal 2005 and $0.7 million
          in fiscal 2004                                                  (7.0)                5.3
       Tax benefit from resoution of foreign tax dispute                  (4.2)                -
                                                               ------------------- ------------------

   Net income excluding special gain and tax benefit
       in fiscal 2005 and special charges in fiscal 2004             $    68.8           $    71.1
                                                               =================== ==================


   Earnings per share:
       Basic                                                         $    0.19           $    0.20
       Diluted                                                       $    0.18           $    0.18
   Weighted-average shares:
       Basic                                                             356.0               360.2
       Diluted                                                           374.2               391.0











                                                 -- more --


                                                            Three Months Ended             Six Months Ended
                                                         ---------------------------    ------------------------->

                                                           Nov. 28,     Nov. 23,        Nov. 28,     Nov. 23,
  Special items - Income (expense)                           2004          2003            2004         2003
                                                         -------------- ------------    ------------ ------------

  Sale of business                                           $  8.8       $    -            $  8.8     $    -
  IP income (expense)                                           0.8           (0.7)            2.3          7.3
  Cost reduction charges                                        -             (6.0)           (1.2)       (18.6)
                                                         -------------- ------------    ------------ ------------

    Total special items - Income (expense)                   $  9.6        $  (6.7)         $  9.9      $ (11.3)
                                                         ============== ============    ============ ============

  Interest income, net

  Interest income                                            $  3.8         $  2.7          $  6.9       $  5.9
  Interest expense                                             (0.3)          (0.2)           (0.8)        (0.3)
                                                         -------------- ------------    ------------ ------------

    Interest income, net                                     $  3.5         $  2.5          $  6.1       $  5.6
                                                         ============== ============    ============ ============

  Other expense, net

  Gain on investments                                       $   0.5        $   0.7        $    0.6     $    3.0
  Share in net losses of equity-method
    investments                                                (1.7)          (2.9)           (3.3)        (7.7)
  Other                                                         -              0.2            (0.5)         0.2
                                                         -------------- ------------    ------------ ------------

    Total other expense, net                                $  (1.2)       $  (2.0)       $   (3.2)    $   (4.5)
                                                         ============== ============    ============ ============
